UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 27, 2026

Date of Report (Date of earliest event reported)

Lulu’s Fashion Lounge Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-41059	20-8442468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

495 Ryan Avenue, Suite 125

Chico, California 95973

(Address of Principal Executive Offices) (Zip Code)

(530) 343-3545

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	LVLU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 27, 2026, Lulu’s Fashion Lounge Holdings, Inc. (the “Company”) entered into a Second Amendment to the Loan and Security Agreement among the Company, Lulu’s Fashion Lounge Parent, LLC and Lulu’s Fashion Lounge, LLC, as borrowers, White Oak Commercial Finance, LLC, as administrative agent, and the lenders party thereto (the “Amendment”). The Amendment changes the date the borrowers can include an increased inventory formula amount in their revolver borrowing base, for purposes of calculating the amount that may be borrowed under the revolver, from August 14, 2026 to July 21, 2026 (the “July 2026 Increased Inventory Availability Period”). The Amendment further provides that, on a going-forward basis after giving effect to the July 2026 Increased Inventory Availability Period, the increased inventory formula amount may be used once before June 30, 2027 and twice after June 30, 2027 through the third anniversary of the revolver closing date.  The Amendment also provides that during the July 2026 Increased Inventory Availability Period only, for purposes of determining increased reporting requirements the excess revolver availability requirement is decreased from $5.0 million to $4.0 million. This Amendment gives the borrowers increased flexibility in accessing borrowings and managing inventory levels. In connection with entering into the Amendment, the borrowers paid an amendment fee of $10,000, as specified in the Amendment.

The foregoing summary is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description

10.1	Second Amendment to Loan and Security Agreement, dated as of July 27, 2026, among Lulu’s Fashion Lounge Holdings, Inc., Lulu’s Fashion Lounge Parent, LLC and Lulu’s Fashion Lounge, LLC, as borrowers, White Oak Commercial Finance, LLC, as administrative agent, and the lenders party thereto.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lulu’s Fashion Lounge Holdings, Inc.

Date:	July 31, 2026	By:	/s/ Crystal Landsem
Crystal Landsem
Chief Executive Officer